UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 2, 2006


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California 92503-5527
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act
(17
CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR
240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02.     Results of Operations and Financial Condition.

    On February 2, 2006, Fleetwood Enterprises, Inc. issued a news release announcing preliminary revenues of its third fiscal quarter ending January 29, 2006. A copy of the news release is attached as
Exhibit 99.1 to this current report on Form 8-K.


Item 9.01.    Financial Statements and Exhibits.

              (c)  Exhibits:

              The following exhibit is furnished with this current report on Form 8-K:

Exhibit Number   Description of Exhibit

99.1 News release, dated February 2, 2006, announcing preliminary revenues for Fleetwood Enterprises, Inc.'s third fiscal quarter ending January 29, 2006.


                              SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 2006
                                   FLEETWOOD ENTERPRISES, INC.



                                   By: /s/  Leonard J. McGill
                                       --------------------------
                                       Leonard J. McGill
                                       Senior Vice President,
                                       General Counsel and Secretary


                           EXHIBIT INDEX

Exhibit Number     Description of Exhibit

99.1 News release, dated February 2, 2006, announcing preliminary revenues for Fleetwood Enterprises, Inc.'s third fiscal quarter ending January 29, 2006.